HELD-FOR-SALE ASSETS	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
HELD-FOR-SALE ASSETS
26.	HELD-FOR-SALE ASSETS

Approval of preparatory actions for the sale of Africatel

At the Board of Directors’ meeting held on September 16, 2014, Oi’s management was authorized to take all the necessary actions to divest Oi’s stake in Africatel, representing at the time 75% of Africatel’s share capital, and/or dispose of its assets.

On February 27, 2019, the Company was notified of the final decision issued by the Arbitration Court under the arbitration proceeding filed against the other Unitel shareholders. The Arbitration Court judged that the other Unitel shareholders had violated several provisions of Unitel’s Shareholders’ Agreement, which resulted in a significant decrease of PT Ventures’ stake in Unitel. The Court also judged that the other Unitel shareholders failed to ensure, after November 2012, that PT Ventures received the same amount of foreign currency-denominated dividends as the other foreign Unitel shareholder.

As a result, the Court sentenced the other Unitel shareholders to paid to PT Ventures, jointly and severally, US$339.4 million plus interest (calculated as from February 20, 2019 and equivalent to the 12 months US dollar LIBOR plus two percentage points), corresponding to the loss of the equity interest amount of PT Ventures, and US$314.8 million plus interest (simple interest of 7% as from the different dates when such amounts should have been received) related to dividends not received plus the net reimbursement of the proceeding’s costs of approximately US$12 million. The Court overruled all the retrial requests filed by the other Unitel shareholders.

The decision results in a reaffirmation of PT Ventures’ rights as shareholder of 25% Unitel’s capital, as prescribed by the Shareholders’ Agreement. PT Ventures retains all its rights provided for in the Shareholders’ Agreement, including the right to appoint the majority of Unitel’s Board of Directors’ members and the right to receive Unitel’s past and future dividends.

The group of assets and liabilities of the African operations are stated at the lower of their carrying amounts and their fair values less costs to sell, and are consolidated in the statement of profit or loss since May 5, 2014.

The main components of the assets held sale and liabilities associated to assets held for sale of the African operations are as follows:

	2018	2017
Held-for-sale assets	4,923,187	4,675,216

Cash, cash equivalents and short-term investments	82,639	156,128
Accounts receivable	108,343	123,109
Dividends receivable (i)	2,566,935	2,012,146
Held-for-sale financial asset (ii)	1,843,778	1,965,972
Other assets	145,709	123,865
Deferred Income Tax		54,540
Investments	19,414	42,217
Property, plant and equipment	108,768	149,176
Intangible assets	47,601	48,063

Liabilities directly associated to assets held for sale	526,871	354,127

Borrowings and financing	188	260

Trade payables	52,064	34,407
Provisions for pension plans		366
Other liabilities	474,619	319,094

Non-controlling interests (iii)	243,490	293,456

Total held for sale assets, net of the corresponding liabilities	4,152,826	4,027,633

(i)

This caption refers to the estimated recoverable amount of dividends and correspondent interests receivable from Unitel. As of December 31, 2018 gross amount of unpaid dividends by Unitel to PT Ventures totaled US$821 million and refers to the distribution of accumulated earnings in 2009 and the distribution of profits for fiscal years 2011, 2012, 2013, 2014 and 2017. In order to estimate the present value of the recoverable amount of unpaid dividends the Company takes into account (1) its legal advisors’ opinion regarding the outcome of the law suits filed in a Angolan’s Court and Paris’ ICC to collect this amounts from Unitel, (2) the liquidity position of Unitel as of December 31, 2017, (3) the decision of Unitel to accrue interests on the delayed payments and (4) a weight average cost of capital and an interest rate for accrual of interests;

(ii)

Refers mainly to the fair value of the indirect interest financial investment of 25% of Unitel’s share capital, classified as held for sale. As at December 31, 2018 the estimated fair value of the investment in Unitel was R$1,760 million (R$1,920 million at December 31, 2017). The fair value of this investment is computed by the Company using a discounted cash-flow methodology, which includes (1) cash flows forecasts for a seven-year period, (2) a 1.5% growth rate to extrapolate the cash flows projections (1.5% in 2017), (3) exchange rate forecasts of Angolan Kwanza and (4) a weight average cost of capital of 17.6% (17.1% in 2017), which was computed based on financial market information and on the assessment of the management regarding the business environment and relationship with the others shareholders and Unitel itself. The Company monitors and periodically updates the main assumptions used in the fair value measurement considering the changes occurred in financial market conditions and the impacts of news events related to the investment, notably the lawsuits filed against Unitel and its shareholders in Angolan Courts and ICC Paris.

(iii)

Represented mainly by the Samba Luxco’s 14% stake in Africatel and, consequently, in its net assets. In the first quarter of 2017, the transactions provided for in the contractual instruments entered into with Samba Luxco, which reduced its stake in Africatel, while Africatel transferred to Samba Luxco its entire stake in MTC.

In December 2018, annual impairment tests were conducted based on the internal valuation made, including cash flows forecasts for a five-year period, the choice of a growth rate to extrapolate the cash flows projections, and definition of an appropriate discount rate, calculated based on the weight average cost of capital of from 15.3% to 21.2%, taking into consideration Africans business environment.